[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $244,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                 MARCH 13, 2003


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

                                   TERM SHEET
                                 MARCH 13, 2003

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC1

                           $244,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                   PAYMENT
                                                  WAL (YRS)         WINDOW
                       APPROX                      (CALL/           (CALL/        PAYMENT
   CLASS              SIZE ($)       COUPON       MATURITY)        MATURITY)       DELAY
   -----              --------       ------        ------           ------         -----
CLASS A             204,350,000    LIBOR + [ ]    2.52/2.75      1- 92 / 1-209       0
                                    (1), (2)

CLASS S (6)           Notional         XX%-          N/A             N/A             0
                                   LIBOR (7)

CLASS M-1            15,860,000    LIBOR + [ ]    5.12/5.67     39 -92 / 39-171      0
                                    (1), (3)

CLASS M-2            12,810,000    LIBOR + [ ]    5.07/5.54     38-92 / 38-153       0
                                    (1), (3)

CLASS B-1            7,320,000     LIBOR + [ ]    5.05/5.35     37-92 / 37-128       0
                                    (1), (3)

CLASS B-2            3,660,000     LIBOR + [ ]    4.97/5.00     37-92 / 37-102       0
                                    (1), (3)

TOTAL OFFERED:      244,000,000


                                  EXPECTED     STATED
                                    FINAL      FINAL
                     INTEREST     MATURITY    MATURITY    EXPECTED RATINGS
   CLASS             ACCRUAL        (4)          (5)       (FITCH/MOODY'S)
   -----             -------      --------    --------     ---------------
CLASS A             Actual/360     11/2010     1/2034          AAA/Aaa


CLASS S (6)         Actual/360       N/A         N/A           AAA/Aaa


CLASS M-1           Actual/360     11/2010     1/2034           AA/Aa2


CLASS M-2           Actual/360     11/2010     1/2034            A/A2


CLASS B-1           Actual/360     11/2010     1/2034         BBB+/Baa1


CLASS B-2           Actual/360     11/2010     1/2034          BBB/Baa2


TOTAL OFFERED:

(1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin on the following Distribution Date.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates will increase to 1.5x their respective margins on the following Distribution Date.

(4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

(5)   Assumes latest maturity date of Mortgage Loans plus one year

(6) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding certificate principal balance of the Offered Certificates.

(7) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) a predetermined fixed rate minus One-Month LIBOR for such Distribution Date and (ii) zero.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    3

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659      ssoltas@exchange.ml.com
Vince Mora                         212-449-5320      vmora@exchange.ml.com
Charles Sorrentino                 212-449-3659      csorrentino@exchange.ml.com
Brian Stoker                       212-449-3659      bstoker@exchange.ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752      mwhalen@exchange.ml.com
Paul Park                          212-449-6380      ppark@exchange.ml.com
Ted Bouloukos                      212-449-5029      touloukos@exchange.ml.com
Alan Chan                          212-449-8140      alanchan@exchange.ml.com
Alice Chang                        212-449-1701      achang1@exchange.ml.com
Amanda DeZutter                    212-449-0425      adezutter@exchange.ml.com

ABS RESEARCH
Glenn Costello                     212-449-4457      gcostello@exchange.ml.com


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    4

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

TITLE OF OFFERED              Specialty Underwriting & Residential Finance
CERTIFICATES                  ("SURF"), Mortgage Loan Asset-Backed Certificates,
                              Series 2003-BC1, consisting of:
                              Class A and Class S Certificates, (collectively,
                              "the Senior Certificates"),
                              Class M-1 and Class M-2 Certificates
                              (collectively, the "Class M Certificates"),
                              Class B-1 and Class B-2 Certificates

UNDERWRITERS                  Merrill Lynch, Pierce, Fenner & Smith Incorporated
                              and Countrywide Securities Corporation

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

SERVICER                      Litton Loan Servicing, LP

TRUSTEE                       J.P. Morgan Chase Bank

LOSS MITIGATION ADVISOR       The Murrayhill Company

CUT-OFF DATE                  March 1, 2003

PRICING DATE                  On or about March 14, 2003

CLOSING DATE                  On or about March 28, 2003

DISTRIBUTION DATES            Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2003.

ERISA CONSIDERATIONS          The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT              The offered certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION          The Trustee has the option to terminate the trust
                              when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                              Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    5

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

MORTGAGE LOANS                The mortgage pool will consist of fixed rate and
                              adjustable rate, first lien, sub-prime mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately $244,770,053 originated under the
                              SURF program and will be serviced by Litton Loan
                              Servicing, L.P.

TOTAL DEAL SIZE               Approximately $244,000,000

ADMINISTRATIVE FEES           The Servicer, Trustee and Loss Mitigation Advisor
                              will be paid fees aggregating approximately 51.50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1. Excess interest

                              2. Over-Collateralization

                              3. Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the senior certificates
                              (commencing with the distribution date in October
                              2003) until overcollateralization target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the over-collateralization target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the over-collateralization target amount
                              (i.e., 1.70% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

                              Initial: 0.00% of original balance
                              Target: 1.70% of original balance before stepdown,
                                      3.40% of currrent balance after stepdown
                              Floor: 0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION:                  CLASSES       RATING (F/M)     SUBORDINATION (1)
                                -------       ------------     -----------------
(1) includes OC target          Class A         [AAA/Aaa]           17.95%
                               Class M-1        [AA/Aa2]            11.45%
                               Class M-2         [A/A2]              6.20%
                               Class B-1       [BBB+/Baa1]           3.20%
                               Class B-2       [BBB/Baa2]            1.70%

CLASS SIZES:                    CLASSES       RATING (F/M)        CLASS SIZES
                                -------       ------------        -----------
                                Class A         [AAA/Aaa]           83.75%
                               Class M-1        [AA/Aa2]             6.50%
                               Class M-2         [AA/A2]             5.25%
                               Class B-1       [BBB+/Baa1]           3.00%
                               Class B-2       [BBB/Baa2]            1.50%

INTEREST ACCRUAL              Interest will initially accrue from the Closing
                              Date to (but excluding) the first Distribution
                              Date, and thereafter, from the prior Distribution
                              Date to (but excluding) the current Distribution
                              Date.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    6

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

COUPON STEP UP                If the 10% clean-up call for the Certificates is
                              not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution Dates.

AVAILABLE FUNDS CAP           The pass-through rate of the Certificates will be
                              subject to the "Available Funds Cap" which is a per annum rate equal to (A)12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period less (B) the pass-through rate on the Class S Certificates on such Distribution Date. Such reimbursement will be paid only on a subordinated basis. "Net Mortgage
                              Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    7

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

MAXIMUM RATE CAP              The pass-through rate of the Certificates will
                              also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and net mortgage rates on the fixed rate mortgage loans, less the Class S Certificate Pass-Through Rate for such
                              Distribution Date. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT       If on any Distribution Date the pass-through rate
                              is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution
                              Dates together with accrued interest at the pass-through rate will be carried over to the next
                              Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY             1. Repayment of any unreimbursed Servicer
(Preliminary and                 advances.
Subject to Revision)
                              2. Servicing Fees and Loss Mitigation Advisor
                                 Fees.

                              3. Available interest funds, as follows:
                                 monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates and the Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, and then to the Class B-2 Certificates.

                              4. Available principal funds, as follows:
                                 monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              5. Excess interest in the order as described
                                 under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              6. Excess interest to pay subordinate principal
                                 shortfalls.

                              7. Excess interest to pay Carryover resulting
                                 from imposition of the Available Funds Cap.

                              8. Any remaining amount will be paid in
                                 accordance with the Pooling and Servicing
                                 Agreement and will not be available for payment to holders of the offered certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    8

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, and fifth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                              CLASS A                          35.90%
                              CLASS M-1                        22.90%
                              CLASS M-2                        12.40%
                              CLASS B-1                         6.40%
                              CLASS B-2                         3.40%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the April 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the Senior
DISTRIBUTION DATE             Enhancement Percentage (i.e., the sum of the
                              outstanding principal balance of the subordinate
                              Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage
                              Loans) is greater than or equal to the Senior
                              Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              35.90%
                              or
                              (16.25%+1.70%)*2


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                    9

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC1

TRIGGER EVENT                 The situation that exists with respect to any
                              Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 42.50% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage.

                              DISTRIBUTION DATE OCCURRING          LOSS PERCENTAGE
                              ---------------------------          ---------------
                              April 2006 - March 2007              2.75% with respect to April 2006, plus an additional 1/12th of
                                                                   1.75% for each month thereafter
                              April 2007 - March 2008              4.50% with respect to April 2007, plus an additional 1/12th of
                                                                   1.25% for each month thereafter
                              April 2008 - March 2009              5.75% with respect to April 2008, plus an additional 1/12th of
                                                                   0.75% for each month thereafter
                              April 2009 - March 2010              6.50% with respect to April 2009, plus an additional 1/12th of
                                                                   0.25% for each month thereafter
                              April 2010 and thereafter            6.75%

PROSPECTUS                    The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   10

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

Aggregate Outstanding Principal Balance                            $244,770,05
Aggregate Original Principal Balance                               $245,644,856
Number of Mortgage Loans                                                  1,665

                                  MINIMUM       MAXIMUM          AVERAGE (1)
                                  -------       -------          -----------
Original Principal Balance        $20,000       $600,000           $147,534
Outstanding Principal Balance     $19,943       $598,196           $147,009

                                  MINIMUM       MAXIMUM      WEIGHTED AVERAGE (2)
                                  -------       -------      --------------------
Original Term (mos)                 120           360                354
Stated Remaining Term (mos)         114           358                349
Loan Age (mos)                       2             13                 5
Current Interest Rate             4.680%        13.700%             7.845%
Initial Interest Rate Cap(4)      1.500%         3.000%             2.837%
Periodic Rate Cap(4)              1.000%         1.500%             1.208%
Gross Margin(4)                   2.090%        14.340%             7.032%
Maximum Mortgage Rate(4)         10.680%        19.700%            14.455%
Minimum Mortgage Rate(4)          4.000%        13.700%             7.843%
Months to Roll(4)                    9             34                 20
Original Loan-to-Value             7.91%        100.00%             82.05%
Credit Score (3)                    500           817                624

                                                EARLIEST            LATEST
                                                --------            ------
Maturity Dates                                  09/2012            01/2033

     LIEN POSITION                                                  PERCENT OF
     -------------                                                 MORTGAGE POOL
                                                                   -------------
1st                                                                      100.00%
2nd                                                                        0.00%

       OCCUPANCY                                                    PERCENT OF
       ---------                                                   MORTGAGE POOL
                                                                   -------------
Primary                                                                   92.04%
Second home                                                                1.43%
Investment                                                                 6.53%

       LOAN TYPE                                                    PERCENT OF
       ---------                                                   MORTGAGE POOL
                                                                   -------------
FRM                                                                       27.24%
ARM                                                                       72.76%

    YEAR OF ORIGINATION                                 PERCENT OF MORTGAGE POOL
    -------------------                                 ------------------------
2002                                                                     100.00%

        LOAN PURPOSE                                    PERCENT OF MORTGAGE POOL
        ------------                                    ------------------------
Purchase                                                                  30.42%
Rate/Term Refinance                                                        7.82%
Cashout Refinance                                                         61.76%

       PROPERTY TYPE                                    PERCENT OF MORTGAGE POOL
       -------------                                    ------------------------
Single Family Residence                                                   76.56%
Rowhouse                                                                   0.12%
Condo                                                                      5.03%
2 Family                                                                   4.91%
3 Family                                                                   0.99%
4 Family                                                                   0.48%
PUD                                                                       11.60%
Manufactured Housing                                                       0.32%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM loans only


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   11

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

RANGE OF MORTGAGE RATES

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
RANGE OF               MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
MORTGAGE RATES          LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
--------------          -----       -----------   -------------    ------       ----       -------         ---          ---
6.500% or less            156      $ 35,696,160       14.58%        6.08%      688.24      $228,822       77.15%       90.78%
6.501% to 7.000%          162        31,516,998       12.88         6.85       640.75       194,549       79.60        70.94
7.001% to 7.500%          194        33,353,769       13.63         7.36       624.56       171,927       81.54        71.59
7.501% to 8.000%          284        44,411,369       18.14         7.84       617.70       156,378       82.65        63.63
8.001% to 8.500%          226        33,214,851       13.57         8.34       604.26       146,968       83.87        73.09
8.501% to 9.000%          281        32,151,692       13.14         8.81       598.68       114,419       84.07        77.71
9.001% to 9.500%          164        16,322,204        6.67         9.30       597.36        99,526       86.16        70.84
9.501% to 10.000%         123        12,002,182        4.90         9.77       599.22        97,579       85.93        70.96
10.001% to 10.500%         45         4,005,784        1.64        10.27       578.12        89,017       84.90        73.45
10.501% to 11.000%         18         1,350,740        0.55        10.73       563.85        75,041       80.24        73.04
11.001% to 11.500%          8           404,925        0.17        11.27       568.69        50,616       78.16        86.90
11.501% to 12.000%          2            75,767        0.03        11.99       556.55        37,884       73.23        55.21
12.501% to 13.000%          1           220,164        0.09        12.65       524.00       220,164       70.00         0.00
13.501% to 14.000%          1            43,448        0.02        13.70       523.00        43,448       75.00       100.00
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.680% per annum to 13.700% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.845% per annum.

RANGE OF REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE
RANGE OF              NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
REMAINING MONTHS       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
TO STATED MATURITY      LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
------------------      -----       -----------   -------------    ------       ----       -------         ---          ---
109 to 120                  1      $     33,972        0.01%       10.33%      654.00      $ 33,972       50.00%      100.00%
169 to 180                 56         6,450,420        2.64         7.98       631.04       115,186       80.63        57.60
229 to 240                 22         3,161,430        1.29         7.05       636.75       143,701       82.87        97.37
289 to 300                  3           461,650        0.19         7.68       595.04       153,883       81.14       100.00
337 to 348                  2           208,844        0.09         9.34       605.35       104,422       79.96        28.96
349 to 360              1,581       234,453,736       95.79         7.85       623.89       148,295       82.09        73.90
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 349 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   12

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE
RANGE OF ORIGINAL     NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
MORTGAGE LOAN          MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
PRINCIPAL BALANCES      LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
------------------      -----       -----------   -------------    ------       ----       -------         ---          ---
$50,000 or less           127      $  5,161,069        2.11%        9.34%      602.79      $ 40,638       76.48%       87.30%
$50,001 to $100,000       488        37,039,394       15.13         8.51       609.68        75,900       82.82        78.85
$100,001 to $150,000      440        54,032,432       22.07         8.19       613.23       122,801       83.35        76.00
$150,001 to $200,000      259        44,921,179       18.35         7.82       621.06       173,441       82.33        73.48
$200,001 to $250,000      136        30,086,015       12.29         7.52       629.85       221,221       81.33        68.20
$250,001 to $300,000       95        25,917,778       10.59         7.49       628.92       272,819       81.88        72.59
$300,001 to $350,000       48        15,696,606        6.41         7.46       632.04       327,013       82.41        64.13
$350,001 to $400,000       28        10,381,798        4.24         7.40       631.11       370,779       81.69        49.95
$400,001 to $450,000       14         5,928,174        2.42         7.62       634.64       423,441       86.03        78.71
$450,001 to $500,000       13         6,305,299        2.58         7.26       635.50       485,023       83.00        84.18
$500,001 to $550,000       12         6,411,380        2.62         6.27       694.94       534,282       75.56        83.86
$550,001 to $600,000        5         2,888,928        1.18         6.15       727.96       577,786       66.18       100.00
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $19,943 to approximately $598,196 and the average outstanding principal balance of the Mortgage Loans was approximately $147,009

PRODUCT TYPES

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
                       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
PRODUCT TYPES           LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
-------------           -----       -----------   -------------    ------       ----       -------         ---          ---
Fixed - 15 Year            30      $  3,442,167        1.41%        7.78%      628.61      $114,739       77.94%       54.95%
Fixed - 30 Year           351        60,196,370       24.59         7.28       648.24       171,500       79.75        78.04
Balloon - 15/30            27         3,042,226        1.24         8.23       634.08       112,675       83.32        61.06
ARM - 1 Year/6 Month        1           115,871        0.05         8.13       562.00       115,871       90.00       100.00
ARM - 2 Year/6 Month    1,109       158,507,405       64.76         7.99       615.89       142,928       83.09        73.38
ARM - 3 Year/6 Month      147        19,466,015        7.95         8.34       615.25       132,422       81.18        69.11
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   13

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

PREPAYMENT PENALTY TERM

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
PREPAYMENT             MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
PENALTY TERM            LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
------------            -----       -----------   -------------    ------       ----       -------         ---          ---
None                      177      $ 24,956,030       10.20%        8.04%      629.03      $140,995       80.58%       76.41%
12 Months                  58         9,914,487        4.05         7.83       641.48       170,939       79.55        65.49
13 Months                   1           230,755        0.09         8.25       642.00       230,755       85.00       100.00
24 Months                 797       116,457,757       47.58         7.93       616.50       146,120       83.38        73.72
30 Months                   2           475,795        0.19         8.36       588.78       237,897       78.16       100.00
36 Months                 500        69,226,252       28.28         7.98       626.67       138,453       80.96        70.13
48 Months                   3           292,533        0.12         7.70       593.57        97,511       74.52       100.00
60 Months                 127        23,216,445        9.49         6.83       643.61       182,807       81.42        84.64
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   14

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE
STATE DISTRIBUTIONS   NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
OF MORTGAGED           MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
PROPERTIES              LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
----------              -----       -----------   -------------    ------       ----       -------         ---          ---
Alabama                    31      $  2,460,304        1.01%        9.19%      582.27      $ 79,365       86.32%       81.89%
Arizona                    51         7,451,643        3.04         7.82       634.56       146,111       84.49        80.85
Arkansas                    9           676,476        0.28         9.62       577.97        75,164       84.84        87.49
California                299        68,170,021       27.85         7.17       636.70       227,993       79.99        67.42
Colorado                   47         7,373,492        3.01         7.88       630.69       156,883       81.22        91.47
Connecticut                34         5,803,123        2.37         8.17       609.61       170,680       79.81        71.01
Delaware                    1           165,203        0.07         7.50       631.00       165,203       84.97         0.00
Florida                   118        13,093,229        5.35         8.39       614.68       110,960       82.35        61.38
Georgia                    43         6,059,943        2.48         8.14       618.64       140,929       84.12        74.16
Idaho                       1            97,189        0.04         7.35       733.00        97,189      100.00       100.00
Illinois                   78        11,536,309        4.71         7.95       626.05       147,901       83.23        66.07
Indiana                    39         3,381,370        1.38         8.66       596.07        86,702       85.94        74.02
Iowa                        4           299,105        0.12         8.84       590.20        74,776       80.03       100.00
Kansas                     17         1,300,512        0.53         8.74       605.97        76,501       79.07        86.65
Kentucky                   49         4,768,863        1.95         8.25       618.58        97,324       85.06        89.59
Louisiana                  37         3,898,042        1.59         8.67       608.94       105,352       86.07        85.81
Maine                       3           401,193        0.16         8.13       572.34       133,731       84.88        70.67
Maryland                   35         7,680,715        3.14         7.31       623.56       219,449       81.12        90.82
Massachusetts              55        12,507,372        5.11         7.87       622.97       227,407       77.41        63.82
Michigan                   48         4,827,202        1.97         8.46       609.65       100,567       84.25        71.50
Minnesota                  24         3,253,387        1.33         7.77       624.56       135,558       80.12        80.89
Mississippi                18         1,619,114        0.66         9.38       592.72        89,951       82.02        80.29
Missouri                   58         5,361,144        2.19         8.71       605.38        92,434       85.65        75.35
Nebraska                    8           613,808        0.25         8.62       608.38        76,726       86.85        75.03
Nevada                      7         1,248,146        0.51         8.16       615.35       178,307       85.10        72.05
New Hampshire              15         2,142,597        0.88         8.13       631.02       142,840       75.91        61.31
New Jersey                 14         2,269,544        0.93         8.01       616.29       162,110       80.79        41.51
New Mexico                 16         1,264,608        0.52         8.70       619.12        79,038       80.48        75.10
New York                   37         6,564,379        2.68         7.84       616.74       177,416       80.71        78.66
North Carolina             52         6,241,633        2.55         7.92       632.92       120,031       83.02        79.28
North Dakota                1           183,730        0.08         9.56       535.00       183,730       80.00       100.00
Ohio                       90         9,000,842        3.68         8.07       624.70       100,009       85.12        80.18
Oklahoma                   13         1,672,101        0.68         8.09       615.99       128,623       85.18        83.65
Oregon                     18         3,023,906        1.24         7.34       648.03       167,995       85.04        67.91
Pennsylvania               29         4,565,246        1.87         7.38       645.45       157,422       85.31        92.43
Rhode Island               14         2,195,214        0.90         8.22       611.53       156,801       82.22        71.42
South Carolina             24         2,774,350        1.13         7.84       639.44       115,598       82.85        88.35
South Dakota                1           138,009        0.06         8.25       663.00       138,009       84.98         0.00
Tennessee                  45         4,264,134        1.74         8.75       609.70        94,759       86.24        82.67
Texas                      80         9,443,864        3.86         8.83       598.21       118,048       86.51        69.65
Utah                        5           868,615        0.35         7.69       637.42       173,723       82.37        58.64
Vermont                     3           325,821        0.13         8.99       591.56       108,607       74.82       100.00
Virginia                   52         8,153,255        3.33         7.74       618.01       156,793       82.08        92.14
Washington                 26         4,052,854        1.66         7.25       644.43       155,879       82.50        80.52
West Virginia               1            85,182        0.03         9.25       607.00        85,182       90.00       100.00
Wisconsin                  12         1,176,784        0.48         8.10       613.86        98,065       77.39        73.54
Wyoming                     3           316,480        0.13         8.34       589.04       105,493       75.73        81.45
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

(1) No more than approximately 0.77% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   15

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE
RANGE OF ORIGINAL     NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
LOAN-TO-VALUE          MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
RATIOS                  LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
------                  -----       -----------   -------------    ------       ----       -------         ---          ---
50.00% or less             34      $  5,636,658        2.30%        7.12%      670.36      $165,784       41.74%       66.51%
50.01% to 55.00%            9         1,196,990        0.49         8.06       600.29       132,999       52.48        27.91
55.01% to 60.00%           20         3,005,366        1.23         7.13       627.31       150,268       58.50        71.15
60.01% to 65.00%           38         4,443,136        1.82         7.48       619.42       116,925       63.49        80.28
65.01% to 70.00%           78        11,205,114        4.58         7.79       603.88       143,655       68.54        65.84
70.01% to 75.00%          128        19,471,053        7.95         7.55       611.56       152,118       73.62        75.21
75.01% to 80.00%          477        68,568,680       28.01         7.45       633.48       143,750       79.51        76.01
80.01% to 85.00%          246        38,645,601       15.79         8.03       614.33       157,096       84.41        65.49
85.01% to 90.00%          485        71,442,988       29.19         8.20       616.94       147,305       89.62        73.78
90.01% to 95.00%          139        19,493,550        7.96         8.30       644.60       140,241       94.54        87.23
95.01% to 100.00%          11         1,660,916        0.68         7.72       696.31       150,992      100.00       100.00
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.91% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 82.05%.

MORTGAGE LOAN AGE (MONTHS)

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
MORTGAGE LOAN          MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
AGE (MONTHS)            LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
------------            -----       -----------   -------------    ------       ----       -------         ---          ---
 2                         24      $  3,930,848        1.61%        7.33%      632.35      $163,785       77.71%       82.18%
 3                        429        67,334,110       27.51         7.69       628.88       156,956       82.01        63.77
 4                        436        71,031,760       29.02         7.39       633.39       162,917       81.08        77.75
 5                        222        26,859,445       10.97         8.28       612.49       120,988       84.39        71.36
 6                        297        39,725,952       16.23         8.22       615.28       133,757       81.78        77.65
 7                        232        32,566,359       13.30         8.29       615.00       140,372       82.64        81.68
 8                         15         2,019,666        0.83         8.89       617.75       134,644       87.78        75.93
 9                          3           675,084        0.28         8.45       604.55       225,028       85.78        87.46
10                          3           154,596        0.06         9.76       599.37        51,532       91.99       100.00
11                          2           263,387        0.11         9.95       612.12       131,694       91.34       100.00
12                          1           148,370        0.06         8.50       590.00       148,370       79.95         0.00
13                          1            60,474        0.02        11.40       643.00        60,474       80.00       100.00
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 5 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   16

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

RANGE OF CREDIT SCORES

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
RANGE OF               MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
CREDIT SCORES           LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
-------------           -----       -----------   -------------    ------       ----       -------         ---          ---
NA                          4      $    215,824        0.09%        8.90%          NA      $ 53,956       69.58%      100.00%
451 to 500                  1           174,588        0.07         7.25       500.00       174,588       72.91       100.00
501 to 550                155        18,228,959        7.45         8.84       535.32       117,606       77.89        91.58
551 to 600                502        65,096,227       26.59         8.30       580.47       129,674       82.11        85.87
601 to 650                628        96,477,604       39.42         7.94       622.98       153,627       83.48        64.43
651 to 700                257        40,976,642       16.74         7.19       670.53       159,442       82.26        65.12
701 to 750                 84        16,243,674        6.64         6.64       721.61       193,377       80.19        77.99
751 to 800                 33         6,808,270        2.78         6.51       773.36       206,311       78.74        81.69
801 to 850                  1           548,266        0.22         5.74       817.00       548,266       50.00       100.00
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 624.

CREDIT GRADE

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
                       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
CREDIT GRADE            LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
------------            -----       -----------   -------------    ------       ----       -------         ---          ---
A+                        617       104,375,938       42.64%        7.29%      670.60      $169,167       82.39%       67.69%
A                         290      $ 43,850,837       17.92         8.10       612.93       151,210       84.13        60.30
A-                        473        62,711,298       25.62         8.17       592.09       132,582       82.60        82.65
B                         165        18,372,245        7.51         8.60       565.47       111,347       78.84        92.16
C                          74         9,908,871        4.05         8.69       543.21       133,904       75.43        92.76
C-                         46         5,550,864        2.27         8.63       538.34       120,671       75.42       100.00
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

DOCUMENTATION

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
                       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
DOCUMENTATION           LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
Full                    1,268      $180,607,819       73.79%        7.78%      620.66      $142,435       82.48%      100.00%
Stated                    355        57,301,775       23.41         8.02       634.68       161,413       80.40         0.00
Lite                       42         6,860,458        2.80         7.99       629.02       163,344       84.54         0.00
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   17

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

RANGE OF MARGIN

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
                       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
RANGE OF MARGIN         LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
---------------         -----       -----------   -------------    ------       ----       -------         ---          ---
2.001% to 2.500%            1      $     84,639        0.05%        9.95%      543.00      $ 84,639       85.00%        0.00%
3.001% to 3.500%            1           291,242        0.16         6.75       672.00       291,242       87.16         0.00
3.501% to 4.000%            3           295,586        0.17         9.05       643.34        98,529       94.98         0.00
4.001% to 4.500%            7         1,314,056        0.74         6.26       686.52       187,722       79.73        93.53
4.501% to 5.000%           34         6,406,826        3.60         6.63       676.90       188,436       80.70        76.14
5.001% to 5.500%           60        10,480,881        5.89         6.57       661.75       174,681       79.37        90.87
5.501% to 6.000%          158        30,932,634       17.37         7.49       627.96       195,776       82.74        58.17
6.001% to 6.500%          107        16,904,763        9.49         7.70       623.22       157,988       82.95        78.36
6.501% to 7.000%          145        22,748,224       12.77         7.87       608.98       156,884       81.29        85.39
7.001% to 7.500%          144        20,458,709       11.49         8.15       603.79       142,074       83.15        74.68
7.501% to 8.000%          291        35,504,593       19.94         8.48       602.38       122,009       83.53        72.27
8.001% to 8.500%          117        13,478,713        7.57         8.69       598.69       115,203       84.17        67.67
8.501% to 9.000%           90         9,152,692        5.14         9.13       599.35       101,697       85.69        71.23
9.001% to 9.500%           50         4,979,245        2.80         9.27       596.28        99,585       84.60        69.21
9.501% to 10.000%          23         2,244,464        1.26         9.48       589.60        97,585       84.25        88.85
10.001% or greater         26         2,812,024        1.58        10.15       588.49       108,155       85.23        55.70
TOTAL:                  1,257      $178,089,291      100.00%        8.03%      615.79      $141,678       82.88%       72.93%

As of the Cut-off Date, the Margins for the Adjustable Rate Mortgage Loans ranged from 2.090% per annum to 14.340% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans in the Mortgage Pool was approximately 7.032% per annum.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   18

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

RANGE OF MAXIMUM MORTGAGE RATES

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
RANGE OF MAXIMUM       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
MORTGAGE RATES          LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
--------------          -----       -----------   -------------    ------       ----       -------         ---          ---
13.000% or less           120      $ 21,949,128       12.32%        6.34%      665.54      $182,909       79.81%       90.15%
13.001% to 13.500%        109        17,783,132        9.99         7.17       639.00       163,148       80.43        80.30
13.501% to 14.000%        179        30,177,170       16.94         7.56       618.84       168,588       81.19        65.59
14.001% to 14.500%        155        27,258,343       15.31         7.95       604.44       175,860       82.68        72.16
14.501% to 15.000%        206        28,847,332       16.20         8.33       605.77       140,036       83.67        66.55
15.001% to 15.500%        157        18,545,820       10.41         8.70       598.74       118,126       86.23        69.69
15.501% to 16.000%        158        16,703,434        9.38         9.10       597.63       105,718       85.62        74.80
16.001% to 16.500%         87         8,420,064        4.73         9.51       593.16        96,782       85.44        73.88
16.501% to 17.000%         57         6,103,945        3.43         9.90       600.88       107,087       85.77        66.45
17.001% to 17.500%         22         1,803,696        1.01        10.39       582.96        81,986       84.71        67.44
17.501% to 18.000%          4           186,137        0.10        11.01       551.19        46,534       75.46        81.77
18.001% to 18.500%          1            47,479        0.03        11.05       525.00        47,479       72.12       100.00
18.501% to 19.000%          1           220,164        0.12        12.65       524.00       220,164       70.00         0.00
19.501% to 20.000%          1            43,448        0.02        13.70       523.00        43,448       75.00       100.00
TOTAL:                  1,257      $178,089,291      100.00%        8.03%      615.79      $141,678       82.88%       72.93%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.680% per annum to 19.700% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.455% per annum.

NEXT ADJUSTMENT DATE

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
NEXT ADJUSTMENT        MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
DATE                    LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
----                    -----       -----------   -------------    ------       ----       -------         ---          ---
2003-12                     1      $    115,871        0.07%        8.13%      562.00      $115,871       90.00%      100.00%
2004-04                     2           263,387        0.15         9.95       612.12       131,694       91.34       100.00
2004-05                     3           154,596        0.09         9.76       599.37        51,532       91.99       100.00
2004-06                     3           675,084        0.38         8.45       604.55       225,028       85.78        87.46
2004-07                    14         2,116,245        1.19         8.77       603.53       151,160       87.14        77.03
2004-08                   196        28,930,531       16.24         8.22       614.14       147,605       82.53        82.30
2004-09                   233        32,099,948       18.02         8.07       615.66       137,768       81.42        78.37
2004-10                   175        20,736,338       11.64         8.21       615.27       118,493       84.67        72.50
2004-11                   260        37,927,179       21.30         7.74       616.72       145,874       83.44        73.44
2004-12                   210        33,849,304       19.01         7.82       619.13       161,187       83.36        59.76
2005-01                    13         1,754,794        0.99         7.31       597.29       134,984       83.19        90.73
2005-07                     1           206,118        0.12         9.25       644.00       206,118       90.00       100.00
2005-08                    31         3,423,266        1.92         8.76       615.25       110,428       83.56        84.17
2005-09                    44         5,895,616        3.31         8.56       622.75       133,991       82.87        69.66
2005-10                    23         2,761,158        1.55         8.80       596.79       120,050       83.30        66.97
2005-11                    24         2,661,096        1.49         7.97       627.26       110,879       80.99        66.13
2005-12                    21         3,970,828        2.23         7.70       605.70       189,087       75.21        61.37
2006-01                     3           547,933        0.31         7.28       627.56       182,644       78.43        38.79
TOTAL:                  1,257      $178,089,291      100.00%        8.03%      615.79      $141,678       82.88%       72.93%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   19

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

LOAN PURPOSE

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
                       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
LOAN PURPOSE            LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
------------            -----       -----------   -------------    ------       ----       -------         ---          ---
Refinance - Cashout       987      $151,176,393       61.76%        7.80%      617.43      $153,168       80.67%       74.70%
Purchase                  553        74,459,266       30.42         7.97       636.70       134,646       84.81        71.33
Refinance - Rate Term     125        19,134,393        7.82         7.68       628.86       153,075       82.24        76.12
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

PROPERTY TYPE

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
                       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
PROPERTY TYPE           LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
-------------           -----       -----------   -------------    ------       ----       -------         ---          ---
Single Family
  Residence             1,342      $187,384,589       76.56%        7.90%      619.13      $139,631       82.41%       74.56%
Rowhouse                    3           290,517        0.12         8.37       584.83        96,839       55.90        50.21
Condo                      82        12,303,795        5.03         7.43       654.71       150,046       81.52        62.32
2 Family                   73        12,017,153        4.91         7.98       629.20       164,619       80.12        69.05
3 Family                   19         2,419,711        0.99         8.63       640.25       127,353       78.02        58.78
4 Family                    6         1,177,136        0.48         8.95       656.40       196,189       79.73        64.62
PUD                       133        28,400,969       11.60         7.48       640.08       213,541       81.50        76.85
Manufactured Housing        7           776,184        0.32         7.78       615.22       110,883       80.59       100.00
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

OCCUPANCY

                                     AGGREGATE
                      NUMBER OF      PRINCIPAL                    WEIGHTED    WEIGHTED
                       MORTGAGE       BALANCE      PERCENT OF     AVERAGE     AVERAGE      AVERAGE      ORIGINAL       FULL
OCCUPANCY               LOANS       OUTSTANDING   MORTGAGE POOL    COUPON       FICO       BALANCE         LTV          DOC
---------               -----       -----------   -------------    ------       ----       -------         ---          ---
Primary                 1,482      $225,283,235       92.04%        7.80%      621.74      $152,013       82.28%       74.62%
Investment                162        15,987,068        6.53         8.46       653.22        98,686       80.25        65.42
Second Home                21         3,499,750        1.43         7.69       648.33       166,655       75.36        58.09
TOTAL:                  1,665      $244,770,053      100.00%        7.85%      624.18      $147,009       82.05%       73.79%

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   20

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

                              ASSUMED MORTGAGE POOL

                            FIXED RATE MORTGAGE LOANS

                                                                                                             ORIGINAL
                                                                                                            MONTHS TO
                                                                             ORIGINAL        REMAINING      PREPAYMENT
    CURRENT           GROSS        NET MORTGAGE    ORIGINAL     REMAINING   AMORTIZATION    AMORTIZATION     PENALTY
    BALANCE       MORTGAGE RATE        RATE          TERM         TERM          TERM            TERM       EXPIRATIONS
    -------       -------------        ----          ----         ----          ----            ----       -----------
   503,482.36         7.537            7.022          180          177           360             357            0
   542,993.85         8.486            7.971          180          176           360             356           24
 1,987,502.29         8.337            7.822          180          176           360             356           36
    33,879.80        10.325            9.810          120          114           120             114            0
   523,631.90         8.176            7.661          180          177           180             177            0
   364,871.51         6.301            5.786          180          176           180             176           12
 1,681,193.92         8.047            7.532          180          177           180             177           36
   829,258.34         7.543            7.028          180          176           180             176           60
   166,839.98        10.276            9.761          240          236           240             236            0
   152,794.10         7.990            7.475          240          237           240             237           24
   399,435.26         7.899            7.384          240          236           240             236           36
 2,433,790.39         6.631            6.116          240          236           240             236           60
   126,515.38         9.500            8.985          300          294           300             294           36
   333,883.35         6.990            6.475          300          295           300             295           60
 5,553,242.60         7.875            7.360          360          356           360             356            0
 2,496,342.24         7.560            7.045          360          357           360             357           12
 1,673,357.46         7.223            6.708          360          356           360             356           24
27,538,198.24         7.492            6.977          360          356           360             356           36
   291,739.59         7.696            7.181          360          356           360             356           48
18,867,047.44         6.789            6.274          360          356           360             356           60
-------------
66,500,000.00
=============

                         ADJUSTABLE RATE MORTGAGE LOANS


                        GROSS        NET MORTGAGE   ORIGINAL  REMAINING    ORIGINAL      REMAINING    GROSS       INITIAL
CURRENT BALANCE     MORTGAGE RATE        RATE         TERM      TERM      AMORT TERM    AMORT TERM    MARGIN    PERIODIC CAP
---------------     -------------        ----         ----      ----      ----------    ----------    ------    ------------
  1,045,358.00          8.575            8.060         360       355          360           355        7.687        2.733
    558,614.16          8.805            8.290         360       354          360           354        8.584        3.000
  1,478,883.39          8.136            7.621         360       355          360           355        6.808        2.800
     46,468.89          9.375            8.860         360       353          360           353        8.500        3.000
 16,272,277.96          8.328            7.813         360       355          360           355        7.393        2.804
 17,051,083.19          8.046            7.531         360       355          360           355        6.797        2.846
  6,463,568.40          7.938            7.423         360       355          360           355        7.048        2.826
    229,991.11          8.250            7.735         360       357          360           357        6.750        3.000
112,110,307.87          7.930            7.415         360       355          360           355        6.951        2.821
    427,751.63          8.250            7.735         360       357          360           357        7.580        3.000
 21,011,093.20          8.294            7.779         360       355          360           355        7.335        2.938
    689,115.00          7.840            7.325         360       353          360           353        6.149        3.000
    115,487.20          8.125            7.610         360       357          360           357        6.625        3.000
--------------
177,500,000.00
==============

                                                                                                 ORIGINAL MONTHS TO
                                                          RATE RESET   MONTHS TO                     PREPAYMENT
CURRENT BALANCE     PERIODIC CAP    LIFE CAP  LIFE FLOOR   FREQUENCY  NEXT RESEST    ARM INDEX   PENALTY EXPIRATIONS
---------------     ------------    --------  ----------   ---------  -----------    ---------   -------------------
  1,045,358.00          1.089        14.752      8.168         6           31        LIBOR_6MO            0
    558,614.16          1.096        14.997      8.805         6           30        LIBOR_6MO           12
  1,478,883.39          1.109        14.354      7.817         6           31        LIBOR_6MO           24
     46,468.89          1.500        16.375      9.375         6           29        LIBOR_6MO           30
 16,272,277.96          1.257        14.842      8.185         6           31        LIBOR_6MO           36
 17,051,083.19          1.103        14.246      7.792         6           19        LIBOR_6MO            0
  6,463,568.40          1.090        14.118      7.730         6           19        LIBOR_6MO           12
    229,991.11          1.500        15.250      8.250         6           21        LIBOR_6MO           13
112,110,307.87          1.227        14.396      7.735         6           19        LIBOR_6MO           24
    427,751.63          1.000        14.250      8.250         6           21        LIBOR_6MO           30
 21,011,093.20          1.215        14.724      8.177         6           19        LIBOR_6MO           36
    689,115.00          1.000        13.840      7.840         6           17        LIBOR_6MO           60
    115,487.20          1.500        15.125      8.125         6            9        LIBOR_6MO           24
--------------
177,500,000.00
==============


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   21

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                AVAILABLE             AVAILABLE
PERIOD         DATE          FUNDS CAP (1)(2)      FUNDS CAP (1)(3)
------         ----          ----------------      ----------------
   1          4/25/03             7.854                 7.854

   2          5/25/03             7.328                 7.328

   3          6/25/03             7.089                 7.089

   4          7/25/03             7.323                 7.323

   5          8/25/03             7.086                 7.086

   6          9/25/03             7.084                 7.084

   7         10/25/03             7.319                 7.319

   8         11/25/03             7.115                 7.082

   9         12/25/03             7.387                 7.317

  10          1/25/04             7.183                 7.081

  11          2/25/04             7.219                 7.080

  12          3/25/04             7.738                 7.567

  13          4/25/04             7.242                 7.077

  14          5/25/04             7.487                 7.312

  15          6/25/04             7.249                 7.075

  16          7/25/04             7.494                 7.310

  17          8/25/04             7.256                 7.073

  18          9/25/04             7.259                 7.080

  19         10/25/04             7.505                 7.315

  20         11/25/04             7.368                 8.745

  21         12/25/04             7.618                 9.031

  22          1/25/05             7.377                 8.742

  23          2/25/05             7.381                 8.737

  24          3/25/05             8.177                 9.670

  25          4/25/05             7.390                 8.729

  26          5/25/05             7.641                 9.735

  27          6/25/05             7.399                 9.413

  28          7/25/05             7.651                 9.723

  29          8/25/05             7.409                 9.402

  30          9/25/05             7.415                 9.398

  31         10/25/05             7.670                 9.710

  32         11/25/05             7.443                10.267

  33         12/25/05             7.697                10.599

  34          1/25/06             7.454                10.251

  35          2/25/06             7.461                10.241

  36          3/25/06             8.267                11.330

  37          4/25/06             7.474                10.226

  38          5/25/06             7.655                11.314

  39          6/25/06             7.406                10.938

  40          7/25/06             7.652                11.293

  41          8/25/06             7.403                10.917

  42          9/25/06             7.401                10.905

  43         10/25/06             7.647                11.259

  44         11/25/06             7.398                10.970

  45         12/25/06             7.643                11.323

  46          1/25/07             7.395                10.946

  47          2/25/07             7.393                10.934

  48          3/25/07             8.184                12.092

  49          4/25/07             7.390                10.912

  50          5/25/07             7.635                11.342

  51          6/25/07             7.387                10.964

  52          7/25/07             7.631                11.317

  53          8/25/07             7.383                10.939

  54          9/25/07             7.382                10.927

  55         10/25/07             7.626                11.278

  56         11/25/07             7.378                10.903

  57         12/25/07             7.622                11.254

  58          1/25/08             7.375                10.878

  59          2/25/08             7.373                10.866

  60          3/25/08             7.880                11.602

  61          4/25/08             7.370                10.841

  62          5/25/08             7.614                11.190

  63          6/25/08             7.366                10.816

  64          7/25/08             7.610                11.164

  65          8/25/08             7.363                10.791

  66          9/25/08             7.361                10.779

  67         10/25/08             7.605                11.125

  68         11/25/08             7.358                10.754

  69         12/25/08             7.601                11.099

  70          1/25/09             7.354                10.729

  71          2/25/09             7.352                10.716

  72          3/25/09             8.138                11.850

  73          4/25/09             7.349                10.691

  74          5/25/09             7.592                11.034

  75          6/25/09             7.346                10.666

  76          7/25/09             7.589                11.008

  77          8/25/09             7.343                10.641

  78          9/25/09             7.347                10.628

  79         10/25/09             7.597                10.970

  80         11/25/09             7.358                10.603

  81         12/25/09             7.608                10.944

  82          1/25/10             7.369                10.578

  83          2/25/10             7.374                10.565

  84          3/25/10             8.171                11.683

  85          4/25/10             7.386                10.540

  86          5/25/10             7.639                10.878

  87          6/25/10             7.399                10.515

  88          7/25/10             7.653                10.852

  89          8/25/10             7.413                10.490

  90          9/25/10             7.420                10.477

  91         10/25/10             7.676                10.813

  92         11/25/10             7.436                10.452

  93         12/25/10             0.000                10.787

(1) Available Funds Cap means a per annum (A)12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period less (B) the pass-through rate on the Class S Certificates on such Distribution Date.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.27% and 1.17%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.27% and 1.17% in month 1, respectively, both increasing to 20.00% thereafter.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   22

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%                   80%                   100%                   150%                   200%
                      PRICING SPEED         PRICING SPEED          PRICING SPEED          PRICING SPEED         PRICING SPEED
                         TO CALL               TO CALL                TO CALL                TO CALL               TO CALL
                         -------               -------                -------                -------               -------
                       DISC MARGIN           DISC MARGIN            DISC MARGIN            DISC MARGIN           DISC MARGIN
                       -----------           -----------            -----------            -----------           -----------
AAA
       100.00000                33                    33                     33                     33                    33

WAL                          18.03                  3.21                   2.52                   1.41                  0.91
PRINCIPAL WINDOW       Apr03-Aug31           Apr03-Nov12            Apr03-Nov10            Apr03-Jan08           Apr03-Sep05

AA
       100.00000                70                    70                     70                     70                    70

WAL                          25.92                  6.28                   5.12                   4.51                  2.79
PRINCIPAL WINDOW       Oct24-Aug31           Apr06-Nov12            Jun06-Nov10            Feb07-Jan08           Sep05-Jul06

A
       100.00000               185                   185                    185                    185                   185

WAL                          25.92                  6.28                   5.07                   3.95                  3.32
PRINCIPAL WINDOW       Oct24-Aug31           Apr06-Nov12            May06-Nov10            Aug06-Jan08           Jul06-Jul06

BBB+
        98.84781               232                   246                    250                    258                   261

WAL                          25.92                  6.28                   5.05                   3.75                  3.32
PRINCIPAL WINDOW       Oct24-Aug31           Apr06-Nov12            Apr06-Nov10            Jun06-Jan08           Jul06-Jul06

BBB
        93.41005               265                   349                    375                    424                   443

WAL                          25.89                  6.19                   4.97                   3.62                  3.28
PRINCIPAL WINDOW       Oct24-Aug31           Apr06-Nov12            Apr06-Nov10            May06-Jan08           May06-Jul06


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   23

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SURF, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2003-BC1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%                   80%                   100%                   150%                   200%
                      PRICING SPEED         PRICING SPEED          PRICING SPEED          PRICING SPEED         PRICING SPEED
                       TO MATURITY           TO MATURITY            TO MATURITY            TO MATURITY           TO MATURITY
                       -----------           -----------            -----------            -----------           -----------
                       DISC MARGIN           DISC MARGIN            DISC MARGIN            DISC MARGIN           DISC MARGIN
                       -----------           -----------            -----------            -----------           -----------
AAA
       100.00000                33                    35                     35                     36                    33

WAL                          18.08                  3.49                   2.75                   1.56                  0.91
PRINCIPAL WINDOW       Apr03-Oct32           Apr03-May24            Apr03-Aug20            Apr03-Sep14           Apr03-Sep05

AA
       100.00000                70                    73                     73                     73                    74

WAL                          26.04                  6.94                   5.67                   4.90                  3.21
PRINCIPAL WINDOW       Oct24-Sep32           Apr06-Aug20            Jun06-Jun17            Feb07-May12           Sep05-Apr11

A
       100.00000               185                   191                    191                    191                   213

WAL                          26.04                  6.85                   5.54                   4.26                  4.93
PRINCIPAL WINDOW       Oct24-Aug32           Apr06-Nov18            May06-Dec15            Aug06-May11           Feb07-Nov09

BBB+
        98.84781               232                   249                    254                    261                   269

WAL                          26.01                  6.65                   5.35                   3.94                  3.71
PRINCIPAL WINDOW       Oct24-May32           Apr06-Jul16            Apr06-Nov13            Jun06-Dec09           Aug06-Dec07

BBB
        93.41005               265                   348                    375                    424                   442

WAL                          25.90                  6.23                   5.00                   3.64                  3.31
PRINCIPAL WINDOW       Oct24-Nov31           Apr06-Nov13            Apr06-Sep11            May06-Jul08           May06-Nov06


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus
supplement.                                                                   24